Investors Presentation

Fourth Quarter 2015 Results

February 10, 2016

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2016 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of February 10, 2016 and as well as those set forth in our Annual Report on Form 10-k filed by us on March 2, 2015 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of February 10, 2016 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base or average revenue per user
- Enactment of burdensome telecommunications, Internet, advertising or other regulations, or being subject to existing regulations
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 2, 2015 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q4 & FY 2015 Results

2015 Accomplishments

Record Results - full year and Q4 results

- All Q4 Records[1][2]: Revenue $205M, EBITDA $100M, FCF $75M, and Adjusted EPS $1.29
- All FY Records[1][2]: Revenue $721M, EBITDA $333M, FCF $223M, and Adjusted EPS $4.17
- 2015 FY Revenue[1][2] up $120M or 20% vs. prior year

- M&A strategy continues to drive revenue and margin expansion
  - 24 acquisitions completed in 2015 across Business Cloud Services and Media segments

Business Cloud Services

- 2015 FY Revenue[1] up $71M or 17% vs. prior year
  - Business Cloud Services (excl. Cloud Connect) Revenue[1] up $66M or 85% vs. prior year

Media

- 2015 FY Revenue[1][2] up over $49M or +29% vs. prior year
  - Acquired Salesify & Offers.com
- EBITDA margin[1][2] greater than 39% as compared to 32% in prior year

(1) Figures are Adjusted Non-GAAP.
(2) See slides 26 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and EBITDA.

Q4 2015 Results vs. Prior Year

Total Cloud by Unit	Cloud Services Q4 2014	Cloud Services Q4 2015	IP Licensing Q4 2014	IP Licensing Q4 2015
Adj. Non-GAAP Revenues [1]	**$ 113,353**	**$ 133,836**	**$ 1,250**	**$ 1,117**
Adj. Non-GAAP Gross Profit [1]	90,536	107,425	1,250	1,117
Adj. Non-GAAP Operating Profit [1]	$ 53,525	$ 64,972	$ 204	$ 655
EBITDA [1]	**$ 55,803**	**$ 67,343**	**$ 204**	**$ 655**
% of Revenue	49%	50%	16%	59%

By Segment	Total Cloud Q4 2014	Total Cloud Q4 2015	Digital Media Q4 2014	Digital Media Q4 2015	j2 Global Q4 2014	j2 Global Q4 2015
Adj. Non-GAAP Revenues [1]	**$ 114,602**	**$ 134,953**	**$ 52,878**	**$ 69,870**	**$ 167,480**	**$ 204,823**
Adj. Non-GAAP Gross Profit [1]	91,785	108,542	47,446	63,414	139,232	171,956
Adj. Non-GAAP Operating Profit [1]	$ 53,730	$ 65,627	$ 19,350	$ 29,575	$ 73,079	$ 95,202
EBITDA [1]	**$ 56,008**	**$ 67,998**	**$ 20,916**	**$ 32,148**	**$ 76,924**	**$ 100,146**
% of Revenue	49%	50%	40%	46%	46%	49%
Adjusted Net Income [1]					**$ 47,605**	**$ 63,097**
EPS [1]:						
Adj. Non-GAAP					**$ 0.98**	**$ 1.29**
GAAP					**$ 0.66**	**$ 0.72**

(1) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA for the Company as a whole and by segment.

j2 Global Consolidated

Total Quarterly Revenue[1] Mix by Service

- Q4 '11 – Q4 '15 Revenue [1] 25% CAGR, revenue increased across all three categories



Revenue Mix
$85.1M
$102.0M
$138.0M
$167.5M
$204.8M
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
7%
93%
10%
8%
83%
30%
7%
62%
32%
16%
52%
34%
22%
43%
Q4 2011
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Fax/Voice
Other Cloud
Digital Media

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Business Cloud Services

Record Low 4th Quarter User Cancel Rate for Cloud Business

User cancel rate improved to record 4th quarter low of 2.06%

- Cloud Backup and Voice driving YoY improvement



Cancel Rate (1)
2.6%
2.5%
2.4%
2.3%
2.2%
2.1%
2.0%
1.9%
1.8%
Q1
Q2
Q3
Q4
2.6%
2.4%
2.4%
2.3%
2.2%
2.4%
2.3%
2.2%
2.0%
1.9%
2.5%
2.3%
2.2%
2.2%
2.0%
2.6%
2.2%
2.1%
2.11%
2.06%
Record Low For Q4
2011
2012
2013
2014
2015

(1) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.

Cloud Connect

Q4 2015 Highlights

- Q4 '15 Revenue [1][2] up 2% vs. Q4 '14 (despite $2M in foreign currency headwinds)

2015 Full Year Highlights

- Fax/Voice Revenue [1][2] grew +$4.3M in 2015 vs. 2014 (+$13M or 3% in constant currencies)
  - Fax represented 42% of total revenue in 2015
  - Fax is expected to represent ~36% of total Revenue [1][2] in 2016, while fax Revenue[1][2] continues to grow
- 4 acquisitions completed in 2015
- Improved its already robust EBITDA[1][2] margin to 53%+

2016 Outlook

- Revenue[1] expected to grow by +3% to +$365M
- Acquisition pipeline
- Sustain high EBITDA margin

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Cloud Backup

Q4 2015 Highlights

- Q4 '15 Revenue[(1)(2)] up 52% vs Q3 '15 and up 102% vs Q4 '14

2015 Full Year Highlights

- Revenue[(1)(2)] $74M, up 60% vs. prior year
- EBITDA[(1)(2)] at 49%, up 85% vs. prior year
- Acquisition of two new brands SugarSync & LiveVault
- Successful launch of Cloud2Cloud, Enterprise grade backup recovery solution

2016 Outlook

- Revenue[(1)] expected to grow by 50% to ~$110M, without significant M&A
- EBITDA[(1)] expected to improve to >50%
- Healthy acquisition pipeline

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Email Security

Q4 2015 Highlights

- Q4 '15 Revenue(1)(2) up 46% vs. Q4 '14
- Acquired MxToolbox email security business
- Implemented extensive product enhancements including localized FuseMail in Norway & Sweden

2015 Full Year Highlights

- 2015 Revenue(1)(2) of $45M up 162% vs. prior year
- Solidified Excel Micro's position as one of the largest cloud email vendors in the U.S., added 2 acquisitions
- Consolidation, product enhancements and migrations in Nordics region
  - Launched FuseMail brand in the Nordics

2016 Outlook

- Organic Revenue(1) growth
- EBITDA(1) margin improvement ~40%

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Email Marketing

4Q 2015 Highlights

- Q4 ‘15 Revenue(1)(2) up 44% vs. Q4 ‘14

2015 Full Year Highlights

- 2015 Revenue(1)(2) of ~$21M up 58% vs. prior year
- Reseller and White Label channel successfully launched and growing
- Proven ability to efficiently integrate new acquisitions
- ARPU of $219, vs. $127 in prior year

2016 Outlook

- Revenue(1) expected to grow by 10% - mostly organic
- EBITDA(1) margin expected to grow to 50%+
- Q1 ‘16 acquired Mailout, small Canadian-based email marketing company

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Digital Media

Q4 2015 Digital Media Highlights

- **Digital media business demonstrating strong fundamentals**
  - Revenue(1)(2) of $70M, up 32% vs. Q4 2014
  - EBITDA(1)(2) of $32M, up, 54% vs. Q4 2014
  - EBITDA(1)(2) margin growth to 46% vs. 40% for Q4 2014
  - Total multi-platform visits were 44% YoY at 1,092M (3)

- **Performance Marketing (CPC, CPA, CPL, CPI) continues to drive growth, up 37% vs. Q4 2014**
  - IGN, AskMen and PCMag commerce Revenue(1)(2) was up 40% YOY, continuing to demonstrate in-depth execution of the intersection of content and commerce.
  - Business Software coverage continues to grow with reviews in 19 new categories including Business VOIP, HR software & Social Media Mgmt, bringing our quarterly click total to 40K.
  - Ziff Davis acquired Austin-based Offers.com, increasing our consumer commerce audience, transaction volume and capabilities.


PC
Best Deals
$998.00
$1,498.00
$899.99
$674.99

Offers.com
Your Place to Save Every Day

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.
(3) Google Analytics (GA) and Partner Platforms.

Q4 2015 Digital Media Highlights


HBO NOW
NETFLIX
hulu
SHOWTIME
YouTube
GAMES
IGN

- **Several key product launches hit in Q4**
  - IGN launched their Apple TV app, bringing IGN's video content to five dedicated living room entertainment devices: PlayStation, Xbox, Roku, Fire TV, and Apple TV.
  - Launched fully mobile responsive versions of PCMag.com and ComputerShopper.com
  - AskMen launched guyQ, their onsite question and answer platform.
  - Launched IGN Poland (pl.ign.com) in a new partnership deal with Grupa Nowe Media bringing the brand to the largest European market remaining on the IGN world map.
  - IGN Middle East hosted two large-scale IGN Conventions in the region; one in Bahrain and another in Abu Dhabi for the first time

guyQ by askmen®

- **Platform distribution delivers large scale**
  - Expansion into Facebook video publishing and "Suggested Videos" partnership helped boost video view growth
    - IGN generated 281M Facebook videos views in Q4 vs. zero Facebook video views in all of 2014, propelling IGN's total Q4 video views up 51% vs. Q4 '14. [1]
    - AskMen generated 173M Facebook videos views in Q4 vs. zero Facebook video views in all of 2014, propelling AskMen's total Q4 video views up tk% vs. Q4 '14. [1]
- App installs experience significant growth [2]
  - Ookla's Speedtest mobile app installs are up 42.5% to 172M vs Q4 '14 while reaching a new record number of installs for a quarter of 14.7M
  - The new Apple TV app has over 596K tests run on 167K unique devices since launch in October '15
  - IGN's mobile app installs are up 17% to 5.5M vs Q4 '14
  - IGN's OTT apps installs are up 43% to 8M vs Q4 '14

(1) Facebook

(2) GA and AppAnnie

2015 Results & 2016 Outlook

2015 Results

- 2015 FY Revenue[(1)(2)] of $216M, up $49M or 29% vs. prior year
- Two acquisitions completed in 2015
- EBITDA[(1)(2)] margin greater than 39% vs. 32% in prior year

2016 Outlook

- Revenue[(1)] growth expected to be 25%+
- Does not include any acquisitions
- Performance marketing expected to be 49% of total Revenue versus 37% in 2015
- EBITDA[(1)] margin consistent with prior year

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA

2016 Financial Guidance

2016 Outlook (Non-GAAP)

Cloud-Services

- Revenue[1] growth across all lines of businesses, higher growth from non-Cloud Connect
  - EBITDA[1] margin ~53%
  - Higher growth from Non-Cloud Connect - EBITDA margins at 48%+
- IP Licensing
  - Revenue[1] expected between $3.0 - $4.0M

Media

- Revenue[1] growth expected to be +25%
- EBITDA[1] margin consistent with prior year
- Distribution of Revenues similar to 2015
  - Q1 expected to represent ~20% of full year Revenue[1], versus ~22% in prior year
  - Q4 expected to represent ~30% of full year Revenue[1], equivalent to prior year

Corporate

- Foreign currencies adversely affecting consolidated Revenue[1] by ~$12M
- Assumes capital structure is unchanged – same as 2015
- Tax rate expected to be between 29%-31%
- Excludes Share-Based Compensation of between $12-$14M
- Effective Share Count for EPS 49.2M

(1) Figures are Adjusted Non-GAAP.

2016 Guidance

Revenues[(1)]	$830M - $860M
Adjusted Non-GAAP EPS[(1)(2)]	$4.70 - $5.00

(1) Figures are adjusted Non-GAAP.

(2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2016 (excluding certain expenses that may not be indicative of our recurring core business operating results) will be between 29% and 31%

Supplemental Information

Financial Metrics: Consolidated

	j2 Global Consolidated							
	2014				2015			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
(in Thousands)								
Total GAAP Revenues	$134,124	$144,744	$153,018	$167,145	$161,253	$176,038	$178,701	$204,823
Adjustments[1]	$541	$985	$213	$336	$0	$0	$0	$0
Total Adjusted Non-GAAP Revenues	$134,665	$145,729	$153,231	$167,481	$161,253	$176,038	$178,701	$204,823
Adjusted Non-GAAP Revenue By Segment								
Cloud Revenues	$101,371	$107,509	$110,068	$114,603	$118,061	$125,188	$126,436	$134,953
Digital Media Revenues	$33,294	$38,221	$43,163	$52,878	$43,192	$50,850	$52,265	$69,870
Total Adjusted Non-GAAP Revenues	$134,665	$145,729	$153,231	$167,481	$161,253	$176,038	$178,701	$204,823
Diluted EPS								
GAAP	$0.60	$0.73	$0.60	$0.66	$0.45	$0.80	$0.77	$0.72
Adjusted Non-GAAP [2]	$0.76	$0.84	$0.83	$0.98	$0.85	$0.99	$1.04	$1.29
(millions)								
Cash & Investment	$315.1	$708.5	$683.8	$590.4	$539.5	$567.3	$410.7	$413.7
Free Cash Flow [3]	$38.4	$54.1	$39.1	$39.8	$43.6	$54.9	$49.6	$75.1
EBITDA [4]	$57.3	$63.7	$64.7	$76.9	$69.3	$79.6	$84.3	$100.1

(1) Q1 – Q4 2014 revenue adjustments add back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition
(2) See slide 28 for a definition of adjusted Non-GAAP net income and a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPS
(3) See slide 25 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activities
(4) See slide 25 for a definition of EBITDA and reconciliation to Net Income

Financial & Other Metrics Cloud Services & Media

Total Cloud

(in Thousands)

	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2	2015 Q3	2015 Q4
Adjusted Non-GAAP Revenue By Type								
Fixed Subscriber Revenues	$81,020	$86,492	$89,535	$93,367	$96,097	$102,437	$103,957	$112,428
Variable Subscriber Revenues	$18,373	$19,633	$19,113	$19,273	$19,687	$21,368	$21,364	$21,384
Subscriber Revenues	**$99,393**	**$106,125**	**$108,648**	**$112,641**	**$115,784**	**$123,805**	**$125,321**	**$133,812**
Other Licenses Revenues (1)	$1,978	$1,384	$1,419	$1,962	$2,277	$1,383	$1,115	$1,141
Total Adjusted Non-GAAP Cloud Revenues	**$101,371**	**$107,509**	**$110,068**	**$114,603**	**$118,061**	**$125,188**	**$126,436**	**$134,953**
Adjusted Non-GAAP Revenue - DID vs Non-DID								
DID Based Revenues	$85,782	$87,685	$87,540	$86,747	$85,777	$88,945	$89,257	$88,676
Non-DID Based Revenues	$15,589	$19,824	$22,527	$27,856	$32,284	$36,243	$37,179	$46,277
Total Adjusted Non-GAAP Cloud Revenues	**$101,371**	**$107,509**	**$110,068**	**$114,603**	**$118,061**	**$125,188**	**$126,436**	**$134,953**
Cloud Services Customers (2)	2,523	2,590	2,623	2,655	2,896	2,936	3,004	3,022
Average Monthly Revenue/Customers (3)	$13.78	$13.84	$13.90	$14.23	$13.91	$14.15	$14.06	$14.79
Cancel Rate (4)	2.3%	2.0%	2.2%	2.1%	2.2%	1.9%	2.0%	2.1%

Media

	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2	2015 Q3	2015 Q4
Digital Media Traffic (5)								
Visits	594,143	607,369	601,599	759,588	955,687	931,769	1,022,275	1,091,510
Views	2,021,455	1,963,360	1,888,234	2,129,433	2,391,570	2,226,210	2,569,875	3,087,971

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15
Net cash provided by operating activities	$37.294	$54.512	$40.315	$45.110	$45.716	$51.894	$50.963	$80.488
Less: Purchases of property and equipment	($2.936)	($1.087)	($3.124)	($4.074)	($2.401)	($4.554)	($4.972)	($5.370)
Add: Excess tax benefit (deficit) from share-based compens	$4.082	$0.721	$1.925	($1.216)	$0.334	$1.770	$2.437	($0.055)
Add: IRS Settlement	$0.000	$0.000	$0.000	$0.000	$0.000	$5.753	$1.164	$0.000
Free cash flow	**$38.440**	**$54.146**	**$39.116**	**$39.820**	**$43.649**	**$54.863**	**$49.592**	**$75.063**

EBITDA (2)

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15
Net income	**$28.765**	**$35.049**	**$28.759**	**$32.754**	**$21.877**	**$38.916**	**$37.375**	**$35.467**
Plus:								
Other expense (income), net	($0.319)	($0.186)	$10.123	$0.089	($0.784)	$0.088	$1.086	($0.384)
Interest expense (income), net	$4.948	$5.682	$0.251	$10.451	$10.313	$10.881	$10.259	$11.005
Income tax expense	$8.191	$4.292	$7.345	$10.012	$9.124	$0.181	$7.013	$6.966
Depreciation and amortization	$13.139	$15.317	$14.851	$19.646	$21.288	$21.893	$20.454	$29.578
Share-based compensation and associated payroll tax expense	$2.384	$1.963	$2.191	$2.370	$3.004	$3.168	$2.770	$2.851
Acquisition-related integration costs	($0.501)	$1.615	$0.369	$0.952	$3.534	$1.895	$5.366	$14.663
Additional indirect tax expense from prior years	$0.713	$0.000	$0.000	$0.000	$1.118	$2.533	$0.000	$0.000
Fees associated with prior year tax audits	$0.000	$0.000	$0.773	$0.650	($0.204)	$0.000	$0.000	$0.000
EBITDA	$57.320	$63.732	$64.662	$76.924	$69.270	$79.555	$84.313	$100.146

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q2 and Q3 2015 excludes the effect of payments associated with taxes for prior periods under audit. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Adjusted Non-GAAP

In Millions	2014				2015			
	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15
Cloud - Services								
Revenues	$99.4	$ 106.3	$108.9	$113.4	$115.8	$123.9	$125.3	$133.8
Gross Profit	$80.5	$ 86.1	$86.8	$90.5	$92.7	$100.2	$101.4	$107.4
Gross Profit %	81%	81%	80%	80%	80%	81%	81%	80%
EBITDA (1)(2)(3)	$47.0	$ 52.1	$51.2	$55.8	$54.0	$59.8	$63.4	$67.3
EBITDA %	47%	49%	47%	49%	47%	48%	51%	50%
Digital Media								
Revenues (1)	$33.3	$ 38.2	$43.2	$52.9	$43.2	$50.8	$52.3	$69.9
Gross Profit (1)	$29.4	$ 33.8	$37.9	$47.4	$38.8	$45.8	$46.3	$63.4
Gross Profit %	88%	88%	88%	90%	90%	90%	89%	91%
EBITDA (1)(2)	$8.5	$ 10.9	$12.7	$20.9	$13.7	$18.9	$20.3	$32.1
EBITDA %	26%	29%	29%	40%	32%	37%	39%	46%
IP Licensing								
Revenues	$1.9	$ 1.2	$1.2	$1.2	$2.3	$1.3	$1.1	$1.1
Gross Profit	$1.9	$ 1.2	$1.2	$1.2	$2.3	$1.3	$1.1	$1.1
Gross Profit %	100%	100%	100%	100%	100%	100%	100%	100%
EBITDA (2)(4)	$1.8	$ 0.7	$0.8	$0.2	$1.6	$0.9	$0.6	$0.7
EBITDA %	92%	62%	69%	16%	70%	69%	57%	59%

(1) Excludes certain intersegment revenues and expenses
(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS, EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 26 for reconciliation of EBITDA to Net Income
(3) Includes certain corporate costs
(4) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

Full Year 2015 Results vs. Prior Year

Total Cloud by Unit	Cloud Services FY 2014	Cloud Services FY 2015	IP Licensing [1] FY 2014	IP Licensing [1] FY 2015
Adj. Non-GAAP Revenues [2]	**$ 428,011**	**$ 498,873**	**$ 5,539**	**$ 5,765**
Adj. Non-GAAP Gross Profit	343,913	401,740	5,539	5,765
Adj. Non-GAAP Operating Profit [3]	$ 197,864	$ 235,724	$ 3,536	$ 3,741
EBITDA [4]	**$ 206,066**	**$ 244,516**	**$ 3,536**	**$ 3,741**
% of Revenue	48%	49%	64%	65%

By Segment	Total Cloud FY 2014	Total Cloud FY 2015	Media FY 2014	Media FY 2015	j2 Global® FY 2014	j2 Global® FY 2015
Adj. Non-GAAP Revenues [2]	**$ 433,549**	**$ 504,638**	**$ 167,556**	**$ 216,177**	**$ 601,105**	**$ 720,815**
Adj. Non-GAAP Gross Profit	349,452	407,504	148,528	194,428	497,980	601,932
Adj. Non-GAAP Operating Profit [3]	$ 201,400	$ 239,465	$ 47,994	$ 77,883	$ 249,393	$ 317,347
EBITDA [4]	**$ 209,602**	**$ 248,257**	**$ 53,035**	**$ 85,027**	**$ 262,637**	**$ 333,284**
% of Revenue	48%	49%	32%	39%	44%	46%
Adjusted Net Income					**$ 164,438**	**$ 203,019**
EPS [5]:						
Adj. Non-GAAP					**$ 3.42**	**$ 4.17**
GAAP					**$ 2.58**	**$ 2.73**

(1) See slides 25 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA for the company as a whole and by segment.

GAAP Reconciliation Q4 Adjusted Non-GAAP Earnings & EPS

($ in thousands)

	THREE MONTHS ENDED DECEMBER 31, 2015								THREE MONTHS ENDED DECEMBER 31, 2014					
	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	(7) Convertible Debt Dilution	Adjusted Non-GAAP	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(4) IRS Consulting Fee	(5) Amortization	Adjusted Non-GAAP
Revenues	$ 204,823	—	—	—	—	—	—	$ 204,823	$ 167,145	—	336	—	—	$ 167,481
Cost of revenues	34,608	(100)	(327)	—	(1,314)	—	—	32,867	28,999	(82)	-	—	(668)	28,249
Operating expenses:														
Sales and marketing	42,189	(624)	(395)	—	—	—	—	41,170	36,633	(584)	(25)	—	—	36,024
Research, development and engineering	8,625	(229)	(1)	—	—	—	—	8,395	8,228	(184)	(2)	—	—	8,042
General and administrative	66,347	(1,898)	(13,940)	—	(23,322)	—	—	27,187	39,979	(1,520)	(589)	(650)	(15,134)	22,086
Interest expense (income), net	11,005	—	—	(2,567)	—	—	—	8,438	10,451	—	(2,124)	—	—	8,327
Other expense (income), net	(384)	—	—	—	—	—	—	(384)	89	—	—	—	—	89
Income tax provision (8)	6,966	1,009	5,085	1,168	6,055	3,770	—	24,053	10,012	789	1,123	176	4,959	17,059
Net income	$ 35,467	1,842	9,578	1,399	18,581	(3,770)	—	$ 63,097	$ 32,754	1,581	1,953	474	10,843	$ 47,605
Extinguishment of Series A Preferred Stock	—	—	—	—	—	—	—	—	(991)	—	991	—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 35,467	1,842	9,578	1,399	18,581	(3,770)	—	$ 63,097	$ 31,763	1,581	2,944	474	10,843	$ 47,605
Net income per share attributable to j2 Global, Inc. common stockholders*:														
Basic	$ 0.73	0.04	0.20	0.03	0.39	(0.08)	0.00	$ 1.30	$ 0.66	0.03	0.06	0.01	0.23	$ 0.99
Diluted	$ 0.72	0.04	0.20	0.03	0.39	(0.08)	0.01	$ 1.29	$ 0.66	0.03	0.06	0.01	0.23	$ 0.98

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) Elimination of IRS consulting fees
5) Elimination of amortization of acquired patents and intangible assets
6) Elimination of additional income tax (expense) benefit from prior years
7) Dilutive effect of the convertible debt
8) Addition of income tax provision associated with the noted modifications

* Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently

GAAP Reconciliation FY Adjusted Non-GAAP Earnings & EPS

($ in thousands)

TWELVE MONTHS ENDED DECEMBER 31, 2015

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(4) IRS Consulting Fee	(5) Amortization	(6) Additional Income Tax Benefit from Prior Years	(7) Convertible Debt Dilution	Adjusted Non-GAAP
Revenues	$ 720,815	—	—	—	—	—	—	—	$ 720,815
Cost of revenues	122,958	(373)	(327)	—	—	(3,376)	—	—	118,882
Operating expenses									
Sales and marketing	159,009	(2,435)	(1,110)	—	—	—	—	—	155,464
Research, development and engineering	34,329	(863)	(81)	—	—	—	—	—	33,385
General and administrative	205,137	(8,122)	(23,930)	—	204	(73,902)	(3,651)	—	95,736
Interest expense (income), net	42,458	—	—	(7,982)	—	—	(472)	—	34,004
Other expense (income), net	5	—	—	—	—	—	—	—	5
Income tax provision (8)	23,283	3,380	8,880	2,471	(47)	21,672	20,681	—	80,320
Net income	$ 133,636	8,413	16,568	5,511	(157)	55,606	(16,558)	—	$ 203,019
Extinguishment of Series A Preferred Stock	—	—	—	—	—	—	—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 133,636	8,413	16,568	5,511	(157)	55,606	(16,558)	—	$ 203,019
Net income per share attributable to j2 Global, Inc. common stockholders*:									
Basic	$ 2.76	0.18	0.35	0.12	(0.00)	1.17	(0.35)	0.00	$ 4.19
Diluted	$ 2.73	0.18	0.35	0.12	(0.00)	1.16	(0.35)	0.01	$ 4.17

TWELVE MONTHS ENDED DECEMBER 31, 2014

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(4) IRS Consulting Fee	(5) Amortization	(6) Additional Income Tax Benefit from Prior Years	Adjusted Non-GAAP
Revenues	$ 599,030	—	2,075	—	—	—	$ 601,105
Cost of revenues	105,989	(345)	(57)	—	(2,462)	—	103,125
Operating expenses							
Sales and marketing	141,967	(1,944)	(125)	—	—	—	139,898
Research, development and engineering	30,680	(721)	(34)	—	—	—	29,925
General and administrative	134,188	(5,898)	(144)	(1,423)	(47,247)	(713)	78,763
Interest expense (income), net	31,204	—	(4,082)	—	—	—	27,122
Other expense (income), net	(165)	—	—	—	—	—	(165)
Income tax provision (8)	29,840	3,115	2,148	369	16,092	6,435	57,999
Net income	$ 125,327	5,793	4,369	1,054	33,617	(5,722)	$ 164,438
Extinguishment of Series A Preferred Stock	(991)	—	991	—	—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 124,336	5,793	5,360	1,054	33,617	(5,722)	$ 164,438
Net income per share attributable to j2 Global, Inc. common stockholders*:							
Basic	$ 2.60	0.13	0.12	0.02	0.72	(0.12)	$ 3.44
Diluted	$ 2.58	0.13	0.12	0.02	0.71	(0.12)	$ 3.42

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) Elimination of IRS consulting fees
5) Elimination of amortization of acquired patents and intangible assets
6) Elimination of additional income tax (expense) benefit from prior years
7) Dilutive effect of the convertible debt
8) Addition of income tax provision associated with the noted modifications

* Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q4 2015

($ in thousands)

EBITDA CONSOLIDATED CLOUD & DIGITAL MEDIA Q4 2015 (1)	Cloud Subscription	Corporate and Inter-segment elimination	Cloud Services	Cloud IP Licensing (2)	Total Cloud	Digital Media	Consolidated
Net income (loss)	**33,926**	**(3,381)**	**30,545**	**(307)**	**30,238**	**5,230**	**35,467**
Plus:							
Other expense (income), net	106	(252)	(146)	5	(141)	(244)	(384)
Interest expense (income), net	4,268	3,575	7,842	-	7,842	3,163	11,005
Income tax expense	11,162	(4,359)	6,803	(668)	6,135	830	6,966
Depreciation and amortization	19,248	-	19,248	1,625	20,873	8,705	29,578
Reconciliation of GAAP to Non-GAAP financial measures:							
Share-based compensation and the associated payroll tax expense	1,219	1,185	2,403	-	2,403	447	2,851
Acquisition-related integration costs	647	-	647	-	647	14,016	14,663
Additional indirect tax expense from prior years	-	-	-	-	-	-	-
Fees associated with prior year audits	-	-	-	-	-	-	-
EBITDA	70,576	(3,233)	67,343	655	67,998	32,148	100,146

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 26 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

GAAP Reconciliation EBITDA Full Year 2015

($ in thousands)

EBITDA CONSOLIDATED CLOUD & DIGITAL MEDIA FY 2015 (1)	Cloud Subscription	Corporate and Inter-segment elimination	Cloud Services	Cloud IP Licensing (2)	Total Cloud	Digital Media	Consolidated
Net income (loss)	**142,198**	**(18,296)**	**123,902**	**(2,334)**	**121,568**	**12,068**	**133,636**
Plus:							
Other expense (income), net	(14)	(271)	(285)	7	(278)	283	5
Interest expense (income), net	19,052	12,227	31,279	-	31,279	11,179	42,458
Income tax expense	27,274	(9,509)	17,765	(1,193)	16,572	6,710	23,283
Depreciation and amortization	55,944	-	55,944	7,261	63,205	30,009	93,213
Reconciliation of GAAP to Non-GAAP financial measures:							
Share-based compensation and the associated payroll tax expense	4,519	5,472	9,991	-	9,991	1,803	11,793
Acquisition-related integration costs	1,659	815	2,473	-	2,473	22,975	25,448
Additional indirect tax expense from prior years	3,651	-	3,651	-	3,651	-	3,651
Fees associated with prior year audits	(204)	-	(204)	-	(204)	-	(204)
EBITDA	**254,078**	**(9,562)**	**244,516**	**3,741**	**248,257**	**85,027**	**333,283**

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 26 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

j2 Global®